UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900

Houston, Texas 77002

(Address of principal executive offices)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2020, the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”), in connection with a periodic review of its existing form of indemnification agreements, approved forms of Indemnification Agreements and authorized the Company to enter into such Indemnification Agreements with each of the directors and certain officers of the Company. The forms of Indemnification Agreements provide for indemnification for all expenses and claims that a director or officer incurs as a result of actions taken, or not taken, on behalf of the Company as a director, officer, employee, controlling person, selling shareholder, agent or fiduciary of the Company or any subsidiary of the Company, with such indemnification to be paid within 25 days after demand. The Indemnification Agreements provide that no indemnification will generally be provided (1) for claims unrelated to defense voluntarily brought by the director or officer, except for a claim of indemnity under the Indemnification Agreement, if the Company approves the bringing of such claim, or if the Delaware General Corporation Law (the “DGCL”) requires providing indemnification because the director or officer has been successful on the merits of such claim, (2) for claims under Section 16(b) of the Securities Exchange Act of 1934, as amended, (3) if the director or officer did not act in good faith or in a manner reasonably believed by the director or officer to be in or not opposed to the best interests of the Company, (4) if the director or officer has reasonable cause to believe that his or her conduct was unlawful in a criminal action or proceeding, or (5) if the director or officer is adjudged liable to the Company unless and only to the extent the court in which such action was brought shall permit indemnification as provided in Section 145(b) of the DGCL. Indemnification will be provided to the extent permitted by law, the Company’s certificate of incorporation and bylaws, and to a greater extent if by law the scope of coverage is expanded after the date of the Indemnification Agreement. In all events, the scope of coverage will not be less than what is in existence on the date of the Indemnification Agreement.

The foregoing description of the forms of Indemnification Agreements is not complete and is qualified in its entirety by reference to the forms of Indemnification Agreements filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) on May 14, 2020, the Company’s shareholders approved the Cheniere Energy, Inc. 2020 Incentive Plan (the “2020 Incentive Plan”).

A summary of the 2020 Incentive Plan is set forth under the caption “Proposal 4 – Approval of the Cheniere Energy, Inc. 2020 Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2020 (the “2020 Proxy Statement”) and is incorporated herein by reference. The summary of the 2020 Incentive Plan set forth therein is not complete and is qualified in its entirety by reference to the full text of the 2020 Incentive Plan, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

In connection with the approval of the 2020 Incentive Plan, the Board approved forms of grant agreements that may be used periodically by the Company for equity awards to named executive officers and directors under the 2020 Incentive Plan. These forms of grant agreements are attached herein as Exhibits 10.4 – 10.6 and are incorporated herein by reference.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, there were 217,819,482 shares of the Company’s common stock present or represented by proxy. This represented approximately 86.4% of the Company’s shares of common stock outstanding as of the record date of the 2020 Annual Meeting. Five proposals, as described in the 2020 Proxy Statement, were voted upon at the 2020 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	189,274,632	11,540,866	51,165	16,952,819
Jack A. Fusco	199,854,277	951,421	60,965	16,952,819
Vicky A. Bailey	196,054,977	4,761,371	50,315	16,952,819
Nuno Brandolini	197,094,026	3,723,043	49,594	16,952,819
Michele A. Evans	200,604,275	189,463	72,925	16,952,819
David I. Foley	199,120,809	1,671,434	74,420	16,952,819
David B. Kilpatrick	197,181,411	3,635,363	49,889	16,952,819
Andrew Langham	171,534,808	29,128,739	203,116	16,952,819
Courtney R. Mather	192,376,017	8,405,498	85,148	16,952,819
Donald F. Robillard, Jr.	199,886,948	883,963	95,752	16,952,819
Neal A. Shear	197,712,725	3,052,282	101,656	16,952,819

Each of the director nominees was elected as a director to serve for a one-year term until the 2021 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2019

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non- Votes
141,528,780	58,934,877	403,006	16,952,819

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2019 to the Company’s named executive officers, as disclosed in the 2020 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

Number of Votes For	Number of Votes Against	Number of Abstentions
217,453,560	209,766	156,156

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020.

ITEM 4:	APPROVAL OF THE CHENIERE ENERGY, INC. 2020 INCENTIVE PLAN

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non- Votes
194,322,063	6,241,418	303,182	16,952,819

The shareholders approved the 2020 Incentive Plan.

ITEM 5:	SHAREHOLDER PROPOSAL REGARDING CLIMATE CHANGE RISK ANALYSIS

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non- Votes
55,978,528	143,243,377	1,644,758	16,952,819

The shareholders did not approve the shareholder proposal that the Company conduct a climate change risk analysis as described in the 2020 Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

10.1	Form of Indemnification Agreement for directors of the Company

10.2	Form of Indemnification Agreement for officers of the Company

10.3*	Cheniere Energy, Inc. 2020 Incentive Plan (Incorporated by reference to Exhibit 4.9 to Cheniere Energy, Inc.’s Registration Statement on Form S-8 (File No. 333-238261) filed on May 14, 2020)

10.4	Form of Restricted Stock Grant under the Cheniere Energy, Inc. 2020 Incentive Plan (Director)

10.5	Form of Performance Stock Unit Award Agreement under the Cheniere Energy, Inc. 2020 Incentive Plan (Grades 18-20 Executive Officer)

10.6	Form of Restricted Stock Unit Award Agreement under the Cheniere Energy, Inc. 2020 Incentive Plan (Grades 18-20)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 20, 2020	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and Chief Financial Officer